Exhibit 10.3

TELEDYNE TECHNOLOGIES INCORPORATED
ADMINISTRATIVE RULES OF THE 2014 INCENTIVE AWARD PLAN RELATED TO NON-EMPLOYEE DIRECTOR STOCK COMPENSATION
(As of February 18, 2014)

ARTICLE I.
GENERAL
1.1. Purpose. The terms of the Company’s 2014 Incentive Award Plan shall be applied in accordance with the following Rules for the purpose of providing an opportunity for Non-Employee Directors to elect to receive Options and/or Common Stock in lieu of Director's Retainer Fee Payments and Meeting Fees, the automatic payment of a portion of the Director's Retainer Fee Payment in the form of Common Stock to those Non-Employee Directors not electing to receive such portion in the form of Options and/or Common Stock and granting each Non-Employee Director annually an option covering 4,000 shares of Common Stock. It is the purpose of these Rules to promote the interests of the Company and its stockholders by attracting, retaining and providing an incentive to Non-Employee Directors through the acquisition of a proprietary interest in the Company and an increased personal interest in its performance. It is recognized that Non-Employee Directors dedicate time and provide significant and valuable services to the Company, its subsidiaries and its stockholders.
1.2. Adoption and Term. These Rules have been approved by the Personnel and Compensation Committee of the Board and shall become effective as of the Effective Date (as hereinafter defined). These Rules shall terminate without further action upon the earlier of (a) the tenth anniversary of the effective date of the Plan, and (b) the first date upon which no shares of Common Stock remain available for issuance under these Rules.
1.3. Definitions. Capitalized terms not otherwise defined herein shall have the same meaning as those terms defined in the Plan. As used herein the following terms have the following meanings:
(a) "Annual Options" means the Options issuable under Section 4.4(a) of these Rules.
(b) "Board" means the Board of Directors of the Company.
(c) "Code" means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.
(d) “Committee” means the Nominating and Governance Committee of the Board.
(e) "Common Stock" means the common stock, par value $0.01 per share, of the Company.
(f) "Company" means Teledyne Technologies Incorporated, a Delaware corporation, and any successor thereto.
(g) "Compensation Year" means each calendar year or portion thereof during which these Rules are in effect.

(h) "Director" means a member of the Board.

(i) "Director's Retainer Fee Payment" means the dollar value of that portion of the annual retainer fee payable by the Company to a Non-Employee Director for serving as a Director and for serving as the chair of the Board or any committee of the Board as of a particular Payment Date, as established by the Board and in effect from time to time.
(j) "Effective Date" means the date the Plan is approved by the stockholders of the Company.
(k) "Employee" means any employee of the Company or an affiliate.
(l) "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to a section of the Exchange Act or rule promulgated thereunder shall include that section or rule and any comparable section(s) or rule(s) of any future legislation or rulemaking that amends, supplements or supersedes said section or rule.
(m) "Non-Employee Director" means a Director who is not an Employee.
(n) "Non-Employee Director Notice" means a written notice delivered in accordance with Section 4.2.
(o) "Payment Date" means the first business day of January and July of each Compensation Year on which the Director's Retainer Fee Payment for serving as a Director is paid by the Company and the first business day of January of each Compensation Year on which the Director's Retainer Fee Payment for serving as the chair of the Board or any committee of the Board is paid by the Company.

(p) "Plan" means the Teledyne Technologies Incorporated 2014 Incentive Award Plan, as it may hereafter be amended from time to time.
(q) "Retainer Fee Options" means the Options issuable under Section 4.3 of these Rules.
(r) "Rules" means these administrative rules under the Teledyne Technologies Incorporated 2014 Incentive Award Plan, as they may hereafter be amended from time to time.

(s) “TDY Deferred Compensation Plan” shall mean the Teledyne Technologies Incorporated Executive Deferred Compensation Plan, as amended and as may be amended from time to time

1.4. Shares Subject to these Rules. The shares to be offered under the Plan pursuant to these Rules shall consist of the Company’s authorized but unissued Common Stock or treasury shares that are available to be offered under the Plan and, subject to adjustment as provided in Section 5.1 hereof, the aggregate amount of such stock which may be issued or subject to Options issued hereunder shall not exceed 200,000 shares. If any Option granted under the Plan pursuant to these Rules shall expire or terminate for any reason, without having been exercised or vested in full, as the case may be, the underlying shares subject thereto shall again be available for issuance under the Plan pursuant to these Rules. Options granted under the Plan pursuant to these Rules will not be qualified as “incentive stock options” under Section 422 of the Code.

ARTICLE II.
ADMINISTRATION
2.1. The Committee. Subject to the provisions of these Rules and the Plan, the Committee shall interpret the Rules, promulgate, amend, and rescind other rules and regulations relating to the Rules and make all other determinations necessary or advisable for their administration and implementation. Interpretation and construction of any provision of these Rules by the Committee shall be final and conclusive. Notwithstanding the foregoing, the Committee shall have or exercise no discretion with respect to the selection of persons eligible to participate hereunder, the determination of the number of shares of Common Stock or number of Options issuable to any person or any other aspect of the administration of the Rules with respect to which such discretion is not permitted in order for grants of shares of Common Stock and Options to be exempt under Rule 16b-3 promulgated under the Exchange Act.
ARTICLE III.
PARTICIPATION
3.1. Participants. Each Non-Employee Director shall participate in the Plan pursuant to these Rules on the terms and conditions hereinafter set forth.
ARTICLE IV.
PAYMENT OF DIRECTOR'S FEES
4.1. General. The Director's Retainer Fee Payment shall be paid to each Non-Employee Director, as of each Payment Date, as set forth in these Rules and subject to such other payment policies and procedures as the Board may establish from time to time. If, for the applicable Compensation Year, a Non-Employee Director has not made an election pursuant to Section 4.2 to receive Options or Common Stock in lieu of at least twenty-five percent (25%) of the Director's Retainer Fee Payment, then seventy-five percent (75%) of such Director's Retainer Fee Payment shall be paid in cash and twenty-five percent (25%) of the Director's Retainer Fee Payment shall be paid in the form of Common Stock.
4.2. Non-Employee Director Notice. A Non-Employee Director may file with the Secretary of the Company or other designee of the Board of Directors prior to the commencement of a Compensation Year a Non-Employee Director Notice making an election to receive either twenty-five percent (25%), fifty percent (50%), seventy-five percent (75%) or one hundred (100%) of his or her Director's Retainer Fee Payment in the form of Options and/or Common Stock with the balance to be paid in cash. Notwithstanding the foregoing, elections to receive Common Stock or Options may be made at any time during a Compensation Year so long as such elections are made irrevocably in advance of receiving the corresponding Common Stock or Options and approved in accordance with Rule 16b-3 under the Exchange Act.
4.3 Conversion of Retainer Fee Payment to Shares. Each Non-Employee Director who pursuant to Section 4.1 or 4.2 is to receive Common Stock as all or part of his or her Director's Retainer Fee Payment with respect to a Compensation Year and who is elected or reelected or is a continuing Non-Employee Director as of the date of commencement of such Compensation Year as of the applicable Payment Date, shall receive as of each Payment Date during such Compensation Year a number of shares of Common Stock equal to the quotient obtained by dividing (i) the amount of the Director's Retainer Fee Payment to be paid in the form of Common Stock by (ii) the Fair Market Value of the Common Stock per share on such Payment Date. Cash shall be paid in lieu of any fractional shares.

4.4 Options.
(a) Annual Option Grants. An Annual Option covering 4,000 shares of Common Stock will be granted to each Non-Employee Director automatically at the conclusion of each Company Annual Meeting. If, after the Effective Date, a director first becomes a Non-Employee Director on a date other than an Annual Meeting date, an Annual Option covering 2,000 shares of Common Stock will be granted to such director on his or her first date of Board service. The purchase price of the Common Stock covered by each Annual Option will be the Fair Market Value of a share of Common Stock as of the date of grant of the Annual Option.
(b) Retainer Fees Options. Retainer Fee Options will be granted on the Payment Dates of each Compensation Year. The number of shares of Common Stock to be subject to a Retainer Fee Option shall be equal to the nearest number of whole shares determined by multiplying the Fair Market Value of a share of Company Common Stock on the date of grant by 0.3333 and dividing the result into the applicable portion of the Director's Retainer Fee Payment elected to be received as Options by the Non-Employee Director for the Compensation Year. The purchase price of each share covered by each Retainer Fee Option shall be equal to the Fair Market Value of a share of Common Stock on the date of grant of the Retainer Fee Option multiplied by 0.6666. The Retainer Fee Options shall be deemed granted at Fair Market Value and any difference between Fair Market Value and the recorded exercise price of the Retainer Fee Option shall be as a result of the prepayment of a portion of the aggregate exercise price of the Retainer Fee Option equal to the amount of the Retainer Fee paid.
(c) Duration and Exercise of Options. Subject to Section 4.4(f) below, Annual Options and Retainer Fee Options become exercisable on the first anniversary of the date on which they were granted. Options shall terminate upon the expiration of ten years from the date of grant. No Options may be exercised for a fraction of a share and no partial exercise of any Options may be for less than one hundred (100) shares. The Committee shall determine the time period, including the time period following a Termination of Service, during which the Non-Employee Director has the right to exercise the vested Options issued pursuant to these Rules, which time period may not extend beyond the term of the Option term. Except as limited by requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder, the Committee may extend the term of any outstanding Option issued pursuant to these Rules, and may extend the time period during which vested Options issued under these Rules may be exercised, in connection with any Termination of Service of the Non-Employee Director, and may amend any other term or condition of such Option issued under these Rules relating to such a Termination of Service.
(d) Purchase Price. The purchase price for the shares shall be paid in full at the time of exercise (i) in cash or by check payable to the order of the Company, (ii) by delivery of shares of Common Stock of the Company already owned by, and in the possession of Options holder, or (iii) by delivering a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the Options price (in which case the exercise will be effective upon receipt of such proceeds by the Company). Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.
(e) Transferability. Options granted hereunder shall not be transferable, other than by will or the laws of descent and distribution, and shall be exercisable during a Options holder's lifetime only by the Options holder or by his or her guardian or legal representative, except to the extent transfer is permitted by Rule 16b-3 promulgated under the Exchange Act and approved by the Board or its designee. Subject to the foregoing, Options shall not be assigned, pledged or otherwise encumbered by the holder thereof, either voluntarily or by operation of law.

(f) Termination of Directorship. If a director ceases to be a director of the Company for any reason other than death or removal by the Board of Directors or the stockholders, the director's Options shall continue to vest as provided in Section 4.4 (c) above and the right of the holder of the Option to exercise such Options shall continue until the options expire in accordance with Section 4.4(c). In no event may an Options be exercised after the expiration of the period specified in Section 4.4(c). In the event of death of a director or former director who holds an outstanding Options, all unvested Options shall automatically become fully vested as of the date of death and the right of his or her estate or beneficiary to exercise the Options shall terminate upon the expiration of twelve months from the date of death, but in no event may a Options be exercised after the expiration of the term of the Option. In the event of removal of a director from the Board of Directors, all rights of such director in a Options that the director was entitled to exercise on the date of removal shall terminate on the 30th day (or, if such day is not a business day, on the next business day) after the date of removal, but in no event may such Options be exercised after the expiration of the term of the Option.

4.5 Meeting Fees.

(a)
General. A Non-Employee Director may elect to have all fees paid by the Company to a Non-Employee Director for attending meetings of the Board or Committees of the Board during a Compensation Year (“Meeting Fees”) either one hundred percent (100%) (i) in cash, (ii) in the form of Common Stock, (iii) in the form of Options, or (iv) deferred under and in accordance with the TDY Deferred Compensation Plan. If a Non-Employee Director has not made an election pursuant to Section 4.5(b) below, Meeting Fees shall be paid in cash.

(b)
Notice. A Non-Employee Director may file with the Secretary of the Company or other designee of the Board prior to commencement of a Compensation Year written notice making an election to receive any and all Meeting Fees for a Compensation Year either one hundred percent (100%) (i) in cash, (ii) in the form of Common Stock, (iii) in the form of Options, or (iv) deferred under and in accordance with the TDY Deferred Compensation Plan. Notwithstanding the foregoing, in the case of a new Non-Employee Director, elections to receive Common Stock or Options or to defer under the TDY Deferred Compensation Plan must be made within 30 days of the commencement of status as a Non-Employee Director for the applicable Compensation Year.

(c)
Common Stock. Each Non-Employee Director who pursuant to Section 4.5(b) is to receive Common Stock as all of his or her Meeting Fees with respect to a Compensation Year shall receive as of each Meeting Date during such Compensation Year a number of shares of Common Stock equal to the quotient obtained by dividing (i) the amount of the Meeting Fee to be paid in Common Stock by (ii) the Fair Market Value of the Common Stock per share on such Meeting Date. Cash shall be paid in lieu of any fractional share.

(d)
Meeting Fee Options. Meeting Fee Options will be granted on the Meeting Dates of each Compensation Year. The number of shares of Common Stock to be subject to a Meeting Fee Options shall be equal to the nearest number of whole shares determined by multiplying the Fair Market Value of a share of Common Stock on the date of grant by 0.3333 and dividing the result into the Meeting Fee elected to be received as Options by the Non-Employee Director for the applicable Meeting Date for the Compensation Year. The purchase price of each share covered by each Meeting Fee Options shall be equal to the Fair Market Value of a share of Common Stock on the date of grant of the Meeting Fee Option multiplied by 0.6666. The provisions of clauses (c), (d), (e) and (f) of Section 4.4 of these Rules regarding Annual Options and Retainer Fee Options shall apply to Options paid in respect of Meeting Fees. The Meeting Fee Options shall be deemed granted at Fair Market Value and any difference between Fair Market Value and the recorded exercise price of the Meeting Fee Option shall be as a result of the prepayment of a portion of the aggregate exercise price of the Meeting Fee Option equal to the amount of the Meeting Fee paid.

(e)	Meeting Date Defined. “Meeting Date” means the date on which the meeting of the Board or the Committee of the Board is held for which a Meeting Fee is payable.

4.6    Deferral of Director’s Retainer Fee Payment

(a)
Permitted Deferral of Director’s Retainer Fee Payment. Notwithstanding anything in Article IV or these Rules to the contrary, a Non-Employee Director may elect to defer payment of, as of a Payment Date for an applicable Compensation Year, twenty-five percent (25%), fifty percent (50%) or seventy-five percent (75%) of his or her Director’s Retainer Fee Payment under and in accordance with the TDY Deferred Compensation Plan.

(b)
Notice of Deferral. A Non-Employee Director may file with the Secretary of the Company or other designee of the Board prior to commencement of a Compensation Year written notice making an election to defer payment of twenty-five percent (25%), fifty percent (50%) or seventy-five percent (75%) of his or her Director’s Retainer Fee Payment under and in accordance with the TDY Deferred Compensation Plan. If, for an applicable Compensation Year, a Non-Employee Director has not made an election pursuant to Section 4.2 to receive Options or Common Stock in lieu of at least twenty-five percent (25%) of his or her Director’s Retainer Fee Payment or an election to defer payment of a permitted percentage of his or her Director’s Retainer Fee Payment, then seventy-five percent (75%) of such Director’s Retainer Fee Payment shall be paid in cash and twenty-five percent (25%) shall be paid in the form of Common Stock.

(c)
TDY Deferred Compensation Plan. Once the notice specified in Section 4.5(b) is timely filed, permitted elected deferrals of a Director’s Retainer Fee Payment shall be subject to the terms and conditions, including without limitation investment elections and distribution requirements, of the TDY Deferred Compensation Plan.

4.7 Deferral of Meeting Fees

(a)
Permitted Deferral of Meeting Fees. Notwithstanding anything in Article IV or these Rules to the contrary, a Non-Employee Director may elect to defer one hundred percent (100%) of his or her Meeting Fees as of applicable Meeting Dates for any applicable Compensation Year.

(b)
Notice of Deferral. A Non-Employee Director may file with the Secretary of the Company or other designee of the Board prior to commencement of a Compensation Year written notice making an election to defer payment of one hundred percent (100%) of his or her Meeting Fees under and in accordance with the TDY Deferred Compensation Plan.

(c)
TDY Deferred Compensation Plan. Once the notice specified in Section 4.7(b) is timely filed to defer payment of Meeting Fees under the TDY Deferred Compensation Plan, such permitted elected deferrals of Meeting Fees shall be subject to the terms and conditions, including without limitation investment elections and distribution requirements, of the TDY Deferred Compensation Plan.

ARTICLE V.
MISCELLANEOUS
5.1. Adjustments Upon Changes in Common Stock. The number and kind of shares available for issuance under the Plan pursuant to these Rules, and the number and kind of shares subject to, and the exercise price of, outstanding Options, shall be appropriately adjusted to prevent dilution or enlargement of rights by reason of any stock dividend, stock split, combination or exchange of shares, recapitalization, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the shares issuable under the Plan.
5.2. Amendment and Termination. The Committee shall have complete power and authority to amend these Rules at any time; provided, however, that the Committee shall not, without the affirmative approval of the shareholders of the Company, make any amendment which requires shareholder approval under any applicable law or regulation of a national stock exchange on which the Common Stock is traded. The Committee shall have the right and the power to terminate these Rules at any time. No amendment or termination of the Rules may, without the consent of the Non-Employee Director, adversely affect the right of such Non-Employee Director with respect to any Options then outstanding.

5.3. Requirements of Law. The issuance of Common Stock under the Plan pursuant to these Rules shall be subject to all applicable laws, rules and regulations and to such approval by governmental agencies as may be required.
5.4. No Guarantee of Membership. Nothing in these Rules or in the Plan shall confer upon a Non-Employee Director any right to continue to serve as a Director.
5.5 Construction. Words of any gender used in these Rules shall be construed to include any other gender, unless the context requires otherwise.
5.6 Governing Law. These Rules shall be governed by, construed and interpreted in accordance with the laws of the State of Delaware, without regard to its principles of conflict of law, as to all matters, including matters of validity, construction, effect, performance and remedies.